United States
Securities and Exchange Commission
Washington D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2006

MTS Medication Technologies, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	000-16594	59-2740462

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2003 Gandy Boulevard North, Suite 800, St. Petersburg, Florida 33702

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code):  (727) 576-6311

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-42(c))

Item  7.01 Other Events

        The information contained in this Current Report on Form 8-K, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

        On May 2, 2006, MTS issued a press release announcing the introduction of its latest generation OnDemand® System. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item  9.01     Financial Statements and Exhibits

                       (d)     Exhibits.

EXHIBIT	DESCRIPTION

99.1	Press Release of MTS Medication Technologies, Inc. dated May 2, 2006 (furnished pursuant to Item 7.01).

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS Medication Technologies, Inc.
(Registrant)

Date: May 2, 2006	By:	/s/ Todd E. Siegel
Todd E. Siegel
President and Chief Executive Officer